UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 14, 2023

TrueCar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36449	04-3807511
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1401 Ocean Avenue, Suite 200

Santa Monica, California 90401

(Address of principal executive offices, including zip code)

(800) 200-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TRUE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.

On June 14, 2023, TrueCar, Inc. (the “Company”) committed to a restructuring plan (the “Plan”) in furtherance of its efforts designed to enhance productivity and efficiency, preserve profitability and streamline its organizational structure to better align operations with its long-term commitment to providing an enhanced consumer experience.

As part of the Plan, the Company will realign its leadership structure and eliminate approximately 24% of organization’s headcount, which it expects will reduce expenses related to headcount (excluding stock-based compensation) by over $20 million on an annualized basis. The Company estimates that it will incur restructuring charges (excluding stock-based compensation) of approximately $7 million primarily in the second and third quarter of 2023 in connection with the implementation of the Plan, primarily in the form of cash expenditures for one-time employee benefits and severance payments, and expects execution of the Plan to be substantially complete by the third quarter. These estimates are subject to a number of assumptions, and actual results may differ materially. The Company may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur as a result of or in connection with the implementation of the Plan. The Company intends to exclude the restructuring charges from its non-GAAP financial metrics, including Adjusted EBITDA and Non-GAAP net (loss) income.

This Item 2.05 of this Current Report on Form 8-K contains forward-looking statements, including statements regarding the expected benefits of and timing of completion of the Plan, the expected costs and charges associated therewith, and the intended benefits of such restructuring. Words such as “expects,” “estimates,” “designed,” variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. Actual results and the timing of events may differ materially from those contemplated by such forward-looking statements due to a number of factors that involve substantial known and unknown risks and uncertainties. These risks and uncertainties include, among other things, the risk that the restructuring costs and charges may be greater than anticipated, the risk that the Company’s restructuring efforts may adversely affect its ability to recruit and retain skilled and motivated personnel, and may be distracting to employees and management, the risk that the restructuring efforts may negatively impact the Company’s business operations and reputation with or ability to serve customers, the risk that the restructuring efforts may not generate their intended benefits, including enhanced productivity and efficiency, profitability and better alignment of operations with its long-term commitment to providing an enhanced consumer experience to the extent or as quickly as anticipated; and other risks and uncertainties included in the reports on Forms 10-K, 10-Q and 8-K and in other filings the Company may file with the Securities and Exchange Commission from time to time. Forward-looking statements should be considered in light of these risks and uncertainties. Investors and others are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements included in this report represent the Company’s views as of the date of this report. The Company undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer and Board Transition

Also on June 14, 2023, the Board of Directors of the Company (the “Board”) appointed Jantoon Reigersman, the Company’s Chief Operating Officer, as the Company’s President and Chief Executive Officer, effective as of June 15, 2023 (the “Effective Date”). In connection with such appointment, the Board designated Mr. Reigersman as the Company’s “principal executive officer.” Mr. Reigersman is relinquishing his role as Chief Operating Officer.

Also on June 14, 2023, the Company terminated the employment of Michael Darrow as President and Chief Executive Officer of the Company, and each of his other positions at the Company and its affiliates, including his role as “principal executive officer,” as of the Effective Date. Mr. Darrow is also required to resign from the Board upon the termination of his employment pursuant to the terms of his employment agreement. In connection with Mr. Darrow’s termination, the Company anticipates entering into a release and separation agreement which contains a release of claims against the Company by Mr. Darrow and provides for severance benefits consistent with the Employment Agreement, dated March 9, 2020, by and between Mr. Darrow and the Company in connection with a termination without cause.

Jantoon Reigersman, 41, has served as the Company’s Chief Operating Officer since March 2022. From January 2021 to February 2023, he also served as the Company’s Chief Financial Officer. Before joining the Company, he served from December 2017 to May 2020 as the Chief Financial Officer of Leaf Group, Ltd., a diversified Internet, media and e-commerce company, and from January 2014 until joining Leaf, he served as Chief Financial Officer of Ogin, Inc., a clean technology company. Prior to Ogin, he was in the Special Situations Group at Goldman Sachs and the M&A investment banking group at Morgan Stanley. Mr. Reigersman holds an M.S. and a B.S. in International Business Administration from the Rotterdam School of Management at Erasmus University, a CEMS Masters in International Management from the Rotterdam School of Management and the École des Hautes Études Commerciales de Paris and is a graduate of the General Management Program at the Harvard Business School.

There are no arrangements or understandings between Mr. Reigersman and any other person pursuant to which he was selected for the positions to which he was appointed. There are no family relationships between Mr. Reigersman and any director or executive officer of the Company and Mr. Reigersman has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Item 7.01	Regulation FD Disclosure.

On June 14, 2023, the Company issued a press release regarding the Plan, Mr. Reigersman’s appointment and Mr. Darrow’s termination. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and in Item 9.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release Issued by TrueCar, Inc., dated June 14, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2023		TRUECAR, INC.

	By:	/s/ Jeff Swart
Jeff Swart
EVP, General Counsel & Secretary